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                                                                  EXHIBIT 10.13
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                 SUPPLEMENTARY AGREEMENT FOR LEAVE AND LICENSE
                 ---------------------------------------------

This Supplementary Agreement for Leave and License made on this 26th day of March, 1997 between:

1)  Sunil Wadhwani residing at 930 Osage Road, Pittsburgh PA 15243, U.S.A.
2)  Ashok Trivedi residing at 1446 Peterson Place, Pittsburgh PA 15241, U.S.A.

(hereinafter collectively referred to as "the Licensors" which expression shall unless repugnant to its context mean and include their heirs, successors and assigns) of the One Part:

                                      and

Mascot Systems Private Limited a company incorporated under the Companies Act, 1956 and having Registered Office at No. 1, Main Road, Kalyanamandapa Road, Jakkasandra Village, Begur Hobli, Sarjapur, Bangalore 560 034 (hereinafter referred to as "the Licensee" which expression shall include its successors and liquidators or assigns) of the Other Part.

WHEREAS the Licensors are the owners of commercical premises bearing Corporation No. 1 Inward no 66 (previously known as property no. 99 of Jakkasandra Village and Survey no:49/43A) situated on Kalyanamandapa Road, Jakkasandra, Bangalore more particularly described in the Schedule appended hereto (hereinafter referred to as "the said premises").

/s/ Sunil Wadhwani

/s/ Ashok Trivedi

/s/ Shekar Sivasubramanian



                                    SCHEDULE

Commercial premises being Corporation No. 1 in ward no. 66 (previously known as property no. 99 Jakkasandra Village and Survey No: 49/43A) situated on the Main Road also known as Kalyanamandapa Road, Jakkasandra, Bangalore consisting of building with basement, ground floor and four upper floors admeasuring about 32500 square feet of built up area.

IN WITNESS WHEREOF the Licensors and Licensee have signed and sealed this Memorandum the day and year first written.


SIGNED, SEALED AND DELIVERED    )


By the Licensors
(1)  Sunil Wadhwani             )  /s/ Sunil Wadhwani
(2)  Ashok Trivedi              )  /s/ Ashok Trivedi
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SIGNED, SEALED AND DELIVERED    )
By the Licensee                 )
Mascot Systems Private Limited
By its Managing Director
Mr. Shekar Sivasubramanian      )  /s/ Shekar Sivasubramanian